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                                  EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 26, 2002 in the Registration Statement (Form SB-2 No. 333-74396) and related Prospectus of Corpfin.com, Inc. for the registration of 892,000 shares of its common stock.

                                        /s/ Sherb & Co., LLP

New York, NY
December  13, 2002





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